Realising Value Enstar Group Limited Investor Update May 9, 2019 ENSTARGROUP.COM

Disclaimer IMPORTANT INFORMATION REGARDING FORWARD-LOOKING STATEMENTS This presentation, and oral statements made with respect to information contained in this presentation, may include certain forward-looking statements regarding our views with respect to our business, operations, loss reserves, strategy, investment portfolio, economic model, and our expected performancefor future periods, as well as the insurance market and industry conditions. These statements are intended as “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. Actual results may materially differ from those set forth in the forward-looking statements. You may identify forward-looking statements by the use of words such as “believe,” “expect,” “plan,” “intend,” “anticipate,” “estimate,” “predict,” “potential,” “may,” “should,” “could,” “will” or other words or expressions of similar meaning, although not all forward-looking statements contain such terms. Forward-looking statements involve significant risks and uncertainties, including risks of changing and uncertain economic conditions, the success of implementing our business strategies, the adequacy of our loss reserves, ongoing and future regulatory developments disrupting our business, lengthy and unpredictable litigation, risks relating to our acquisitions, increasing competitive pressures, loss of key personnel, risks relating to our active underwriting businesses, theperformance of our investment portfolio and liquidity and other factors detailed in our Annual Report on Form 10-K for the year ended December 31, 2018 and our other reports filed from time to time with the Securities and Exchange Commission (“SEC”). Any forward-looking statement you see or hear during the presentation reflects Enstar Group Limited’s current views with respect to future events and is subject to these and other risks, uncertainties and assumptions. If any of these risks or uncertainties materialize, or if our underlying assumptions proveto be incorrect, actual results may vary significantly from what we projected. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. The date of this presentation is listed on the cover page and Enstar does not undertake to update or keep it accurate after such date. NON-GAAP MEASURES AND ADDITIONAL INFORMATION Our non-GAAP operating income (loss) attributable to Enstar Group Limited ordinary shareholders and fully diluted non-GAAP operating income (loss) per ordinary share are non-GAAP financial measures as defined by Regulation G. We use these figures to enable readers of the consolidated financial statements to more easily analyze our results in a manner more aligned with the manner in which management analyzes our underlying performance. Reconciliations to the most directly comparable GAAP financial measures are provided in the Appendices at the end of this presentation. Unless indicated otherwise, the company based the information concerning its markets/industry contained herein on its general knowledge of and expectations concerning those markets/industry, on data from various industry analysis, on its internal research, and on adjustments and assumptions that i t believes to be reasonable. However, it has not independently verified data from market/industry analysis and cannot guarantee their accuracy or completeness. Long-term issuer ratings are provided by third parties, Standard and Poor's and Fitch Ratings, and are subject to certain limitations and disclaimers. Form information on these ratings, refer to the rating agencies' websites and other publications. For more complete information about Enstar Group Limited, you should read our reports filed with the SEC. You may get these documents for free through EDGAR on the SEC website at www.sec.gov, or through our website at https://investor.enstargroup.com/sec-filings. |enstargroup.com 2

Agenda 1 Highlights 2 About Enstar 3 Non-Life Run-off 4 Active Underwriting 5 Investments 6 Capital Management 7 Management, Governance and Operations |enstargroup.com 3

Highlights Enstar Continuing to Deliver on Strategy • In 2018 we acquired $4.5bn in assets and $3.2bn in gross loss reserves Non-life • In 2019 we have completed and announced $957m in acquired gross loss reserves Run-off • We have a robust pipeline of global opportunities • We are paying over $1.4bn in claims to policyholders per annum Results • GAAP net income of $359m in Q1 2019 (compared to loss of ($162m) full year 2018) • Non-GAAP operating income of $200m in Q1 2019 (compared to income of $62m full year 2018) • Results impacted by unrealised gains (losses) on investments and StarStone Underwriting • Core operations remain strong and we expect to continue to grow successfully • Over $11bn in invested assets Investments • Investment portfolio well-positioned • Q1 2019 book yield of +$75m, compared to average of $62m/quarter in 2018 • Thoughtful allocation of capital to non-investment grade / other investment opportunities • Managed growth of the balance sheet Capital • Access to capital markets in 2018: $415m of common equity; $510m of preferred equity • Renewed credit and financing facilities in 2018 • Improvement in Issuer Credit Rating in 2018 • Claims and operations teams continue to deliver results Operational • Our strong culture and values are key to our success Excellence • We continue to invest in modernizing our systems • We have positioned the Company for scalable growth |enstargroup.com 4

Highlights
Financial Metrics

Assets and Reserves ($m)


2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
Q1 2019
$4,171
$2,479
$5,236
$3,291
$6,606
$4,283
$5,878
$3,661
$8,620
$5,564
$9,937
$6,199
$11,773
$7,568
$12,866
$7,793
$13,606
$8,109
$16,556
$10,357
$18,058
$11,148
Total Assets
Insurance Liabilities 1

Net Earnings ($m)


$135
$174
$154
$168
$209
$214
$220
$265
$312
$(162)
$359
2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Q1 2019

Total Equity (Common and Preferred)


$802
$948
$1,386
$1,554
$1,756
$2,305
$2,517
$2,802
$3,137
$3,902
$4,268
2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Q1 2019

Debt to Capital Ratio ($m)


30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
$1,200
$1,000
$800
$600
$400
$200
$-
24.1%
20.5%
14.9%
6.5%
20.5%
12.2%
19.2%
19.4%
17.1%
18.1%
20.5%
$255
$245
$243
$107
$452
$320
$600
$674
$647
$862
$1,104
2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Q1 2019
Total Debt
Debt / (Debt + Total Shareholders Equity) 2

[1] Includes loss reserves, policy benefits for life contracts, unearned premium and loss reserves classified as held-for-sale or discontinuing operations as of the year or quarter-end shown
[2] Total capital attributable to Enstar includes shareholders' and debt obligations and excludes noncontrolling interest and redeemable noncontrolling interest

|enstargroup.com
5

About Enstar Introduction 1 Leading Global Insurance Group • Diversified mix of innovative risk transfer solutions • Well-positioned for profitability across insurance cycles • Geographically diversified across the United States, United Kingdom, Europe, Australia and Rest of World • Specialty underwriting capabilities 2 Premier Acquirer and Manager of Run-Off Insurance Blocks • Disciplined approach to buying businesses; ability to manage run-off and active blocks • Proven ability to continuously acquire and source run-off business with over 95 companies and portfolios of business acquired since founding 25 years ago • Institutionalized processes for the lifetime of run-off blocks (acquisition to value extraction) • Total run-off assets have steadily increased over the longer term since founding 25 years ago 3 Conservative Balance Sheet with a Strong Capital and Liquidity Position • Total assets of $18.1bn and total shareholders’ equity of $4.3bn as of March 31, 2019 • High quality fixed income investment portfolio supporting policyholder obligations • Strong holding company, group capital management and liquidity available • Solid operational cash flows, reserve releases, and capital position contribute to robust financial model 4 Seasoned Management Team with Extensive Industry Experience |enstargroup.com 6

About Enstar A Global Group With 35 offices across 15 countries, and 1,300+ staff Enstar Group offers global solutions Canada Active Europe Run-off, Active, Life Belgium France Germany United States Ireland Run-off, Active, Life Italy Bermuda 13 Offices Liechtenstein Executive Team, Run-off & Active Netherlands Switzerland UK Australia Run-off, Active |enstargroup.com 7

About Enstar Company Overview Enstar Group Limited, formed in 2001, is a Bermuda-based holding company, $18.1bn $3.8bn $4.3bn listed on NASDAQ: • Common Shares (ESGR) Assets Market Capitalization Shareholders’ Equity March 31, 2019 (Common Shares) March 31, 2019 • Preferred Shares (ESGRO, ESGRP) May 3, 2019 Enstar is a multi-faceted insurance group that provides: $13.8bn $22.8bn 20.5% • Innovative risk transfer solutions Investable Assets 1 Over $22bn Gross Reserves Debt to Capital Ratio3 • Specialty underwriting March 31, 2019 Acquired Since Inception March 31, 2019 capabilities Enstar’s core segment, Non-Life Run- Credit Ratings Off, acquires and manages run-off $10.2bn $358.8m insurance and reinsurance liabilities 1 Includes total investments, cash and cash equivalents, restricted cash 2 and cash equivalents and funds held Total Reserves Net Earnings (Three Months) Long-term Issuer Ratings 2 Reflects losses and loss adjustment expenses for non-life run-off and March 31, 2019 March 31, 2019 S&P BBB (stable) active underwriting and policy benefits for life contracts Fitch BBB- (positive) 3 Total capital attributable to Enstar includes shareholders’ equity and debt obligations and excludes noncontrolling interest and redeemable noncontrolling interest |enstargroup.com 8

About Enstar

Operating Segment Overview

ENSTAR

Run-Off	Non-Life Run-Off	• Premier market leader in the run-off space • Acquires P&C companies or portfolios in run-off and manages the acquired businesses, generating profits through loss reserve savings, operational efficiencies, and investment income • Highly selective underwriting process for potential acquisition targets, focusing on investigating risk exposures, claims practices, reserve requirements and outstanding claims • Also manages third-party run-off portfolios through service companies for fixed or incentive-based fees
Active	StarStone	• Active specialty underwriting platform, AM Best A- rated, operating worldwide
	Atrium	• Active underwriting operations at Lloyd's, which manages Syndicate 609 and provides 25% of the underwriting capacity and capital to Syndicate 609

Loss & LAE Reserves
As at March 31, 2019



16%
3%
$10.1bn
81%
NLRO
Atrium
StarStone

Non-life Run-off: **$8.2bn**
StarStone Segment: **$1.7bn**
Atrium Segment: **$229.4m**

|enstargroup.com
9

About Enstar Successful Track Record Acquired Total Assets and Gross Reserves By Year Assets Gross Reserves Acquired $29.6bn $m $m 2008 and prior 6,469 4,673 of total assets acquired 2009 251 194 2010 1,577 1,358 2011 2,098 1,966 $22.8bn 2012 411 411 2013 3,660 2,635 of total gross loss reserves 2014 2,547 1,292 acquired 2015 2,967 2,357 of which 2016 1,846 1,627 2017 2,110 2,097 2018 4,478 3,216 $12bn 2019 1,227 957 have been successfully Total $29,642 $22,784 run-off |enstargroup.com 10

Non-Life Run-off Acquisitions - The Cornerstone of our Business 97 Dedicated, cross- total acquisitive transactions/new functional acquisition business since formation review teams 49 Secure business companies acquired through stock purchase or merger partner 48 Focused on portfolios of insurance or execution reinsurance business |enstargroup.com 11

Non-Life Run-off Why Companies Place Business in Run-off Strategic Portfolio M&A Activity Management • Focus on Core Business • Assume run-off liabilities • Exit business with low through broader returns (ROE, Growth, acquisition Profitability) • Discontinuation of segment • Transfer loss reserves for of business acquired capital relief through acquisition |enstargroup.com 12

Non-Life Run-off Methods of Acquisition for Run-off Companies Most jurisdictions have similar methodologies to enable business to be placed into run-off: Bermuda USA UK Europe All Other Company Acquisition ✔ ✔ ✔ ✔ ✔ (stock purchase / merger) Reinsurance ✔ ✔ ✔ ✔ ✔ Loss Portfolio Transfer / RITC ✔ ✔ ✔ ✔ Scheme of Insurance Part VII Various, under Varies by Direct Claims Arrangement Business Transfer the ‘Change of Jurisdiction Transfer Transfer Control’ (limited to Directive certain states) |enstargroup.com 13

Non-Life Run-off Re-Underwriting the Liabilities Run-off acquirers re-underwrite risk with more information than the original underwriter: i. Loss trends generally are known when liabilities are acquired and can be re-underwritten ii. Claims have a degree of maturity and typically have more predictable payout patterns iii. Limited catastrophic or single event risk By the time liabilities come to the legacy market, they may be reserved at multiples of the original planned loss ratio when the policy was first underwritten. Professional run-off acquirers, such as Enstar, will reset loss reserves (and reinsurance recoverables) upon acquisition. This is part of the acquisition due diligence process. Typically acquired reserves will be set equal to the ceding company, or else at a higher amount if the run-off company’s actuaries think the ceding company has been under-reserved. Traditionally, the legacy market has had less focus from the industry than the traditional (re)insurance market. Premier operators such as Enstar have efficient corporate structures and operating platforms that set them apart. |enstargroup.com 14

Non-Life Run-off Outlook: Economic Factors and Trends Our expectation is that a number of insurance and global economic factors and trends will continue to support an active market for run-off transactions: Prolonged Low Solvency II & Capital P&C Rate Pressure Brexit Interest Rate Efficiency Environment Reserve Releases Business Transfer Increased Major Cat Loss Declining Legislation Consolidation |enstargroup.com 15

Non-Life Run-off Market Opportunity: Size of the Market The non-life legacy market is large and growing. Global run off liabilities are estimated at $730bn. Source: Global Insurance Run-Off Survey 2018 performed by PWC, IRLA, AIRROC |enstargroup.com 16

Non-Life Run-off Recap of 2018 Transactions During 2018, 34 deals with $9bn of estimated gross liabilities were publicly announced. Enstar assumed approximately 35% of these liabilities. Source: PWC Report - 2018: A review of non-life insurance run-off deals |enstargroup.com 17

Non-Life Run-off 2019 Transactions Update Transaction Status Assets Liabilities Cover Loss Lines of Business (Gross Reserves) Period AmTrust RITCs Q1 2019 $1.2bn $897.1m 2016 and prior Property, Marine (Completed) years Aviation & Transit, PI/D&O, General Casualty, Motor and Workers' Compensation Amerisure Q2 2019 $62.5m $60.0m 2012 and prior U.S. Construction defect (Completed) years Zurich NA Announced $0.5bn $0.5bn 1986 and prior Asbestos and years Environmental Maiden ADC Announced $0.5bn $0.5bn 2018 and prior Workers' Compensation, years General Liability and Motor |enstargroup.com 18

Non-Life Run-off Illustrative Economics of a Run-off Transaction • We model a range of Internal Rate of Returns (IRR) for every transaction in our pipeline • Each transaction is bespoke, tailored to achieve both the de-risking strategies of the seller and Enstar’s return expectations • Depending on the profile of each transaction, ways in which we may generate a return include: Settling claims for a lower amount than the claims were purchased Investing the “float”/premium that we are paid to assume the for and redeploying released liabilities capital Settling claims faster than the original claims payment pattern, Leveraging our efficient global thereby incurring lower ultimate operating platform claims handling costs |enstargroup.com 19

Non-Life Run-off Enstar’s Record of Effective Liability Management For most insurance companies, claims experience is an expense item For Enstar’s non-life run-off business, claims experience generates core earnings Non-life Run-off: Net Favorable Loss Reserve Development 350,000 300,000 250,000 200,000 150,000 100,000 Net Reserve Savings (US $000) (US Savings Reserve Net 50,000 - 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Avg Net Reserve Savings 259,627 311,834 295,447 237,953 182,975 264,711 270,830 285,881 190,674 306,067* % Savings/Reserves 10.8% 14.6% 10.7% 8.2% 6.6% 9.2% 10.3% 8.7% 5.3% 6.8% 9.1% * Includes $71 million due to fair value option, change in interest rates, which will reverse over time. |enstargroup.com 20

Non-Life Run-off Claims Consultancy and Advisory Insurance & Reinsurance Proactive Management Managed Care Audit & Consultancy Strategies Services Established in 1999, Cranmore is a Managing Third Party Established in 2000, acquired specialist insurance and reinsurance Administrators (TPAs) in 2013 SeaBright transaction consultancy group Loss cost mitigation programs Provider of medical bill review, Provides due diligence to Enstar’s utilization review, physician case Mergers & Acquisitions team Comprehensive quality management and related services assurance program Talent resource for ad-hoc projects Servicing $2bn of Enstar’s and oversight of existing portfolios workers’ compensation reserves and liability management Enstar Group paid net claims of $1.4 billion to policyholders during 2018 |enstargroup.com 21

Active Underwriting Overview Gross Written Premiums by Products Q1 2019 Gross Written Premiums by Products Q1 2019 4% 9% Marine, Aviation, and Transit 12% Casualty 24% Binding Authorities Property 17% 38% $251.4m Marine $54.0m Reinsurance Corporate member Workers' (25% of S609) 35% Compensation Accident and Health 16% Aerospace 34% Non-Marine Direct and 11% Facultative Acquired April 2014 Acquired November 2013 • Global specialty insurer • Managing agency for Lloyd’s Syndicate 609 (£450m capacity) • AM Best A- (Excellent) rated, stable outlook • Provides diverse specialty insurance offerings • Valued insurance portal and European distribution • Disciplined underwriting approach network • 87.7% combined ratio Q1 2019 • 44.4% loss ratio Q1 2019 |enstargroup.com 22

Active Underwriting StarStone: Recent Developments • We purchased StarStone in 2013, with co-investors - the Trident funds (managed by Stone Point Capital LLC) and the Dowling fund • Enstar’s investment in StarStone (excluding co-investors share) is $430m as at March 31, 2019. This represents ~10% of Enstar Group’s shareholders’ equity • Net loss of $158.6 million in 2018 at the segment level, primarily due to the higher-than-expected frequency and severity of current-year large losses • StarStone has strengthened its leadership team: • John Hendrickson, StarStone Group CEO • Chris Rash, CEO of StarStone International and Deputy Group CEO • Dick Sanford, President of StarStone Group • Ed Noonan, Chairman of StarStone Group • Industry expertise in change management, leadership and strategy • Current leadership has renewed clarity of purpose, namely underwriting profitability; there will be a material reduction of premium in 2019 relating to discontinued business • $100 million capital injection by shareholders in December 2018 • Initiatives well underway to de-risk, simplify and streamline the organization • Recent reaffirmation of StarStone's A.M. Best rating of A– |enstargroup.com 23

Active Underwriting StarStone: Focus on Underwriting Profitability StarStone’s leadership team are re-positioning the underwriting portfolio for 2019 to focus on core lines of business (those with a strong track record of profitability and expected to continue) and taking corrective actions in under-performing lines. Building Core Lines Corrective Actions U.S. International U.S. International Excess Casualty Marine Liability Professional Liability Cargo Workers’ Comp Crisis Management Healthcare Hull Offshore Energy General Aviation Specie A&H Financial Lines Specialty Treaty Technical Property Selected MGAs |enstargroup.com 24

Active Underwriting

Atrium: Top Tier Lloyd's Underwriting

ENSTAR

Atrium is a long established leading specialist insurance and reinsurance business, underwriting through Syndicate 609 at Lloyds.

- Acquired in November 2013; Atrium has a history dating back to the 1930's
- Provides diverse speciality insurance offerings
- Disciplined underwriting approach
- Consistent top quartile profitable performance within Lloyd's market
- Atrium provides ~25% of the capital for Syndicate 609, with the other 75% being provided by traditional Lloyd's names
- As well as receiving full economics on the 25% share of the Syndicate, Atrium receives fees and profit commission income on managing the 75% share


ATRIUM
UNDERWRITING
609

		2018 Results	2017 Results
Syndicate	Profit	£30.0m	£11.7m
Syndicate	Combined Ratio	94.5%	99.0%
Syndicate	GWP	£503m	£467m
Syndicate	Investment return	1.0%	1.2%
Segment	Profit *before tax*	$19.0m	$10.8m

Syndicate 609 figures and combined ratio reported at syndicate level in GBP (£) after tax. Segment result figures reported on US ($) GAAP basis, before tax expense of $3.7m and $1.6m and net earnings attributable to noncontrolling interest of $6.3m and $3.8m for the year ended December 31 , 2018 and 2017, respectively.

|enstargroup.com
25

Investments Overview Metrics 2018 2017 Credit Quality (Fixed income) A+ A+ Duration (Fixed income and Cash) 4.86 4.98 Leverage (Investments / Equity) 2.9 2.8 Other investments / Equity % 65% 47% $ thousands 2018 2017 Change Fixed income investments increased Fixed income investments* $ 8,712,672 $ 7,266,509 $ 1,446,163 during 2018 due to Non-life Run-off acquisition activity and cash deployed to investments, partially offset by paid claims and net unrealized losses. Other investments: Equities, at fair value 367,125 106,603 260,522 Other investments 1,957,757 1,039,013 918,744 Increase primarily due to $626m Equity method investments 204,507 343,005 (138,498) acquired via KaylaRe, $200m new allocation to Hillhouse funds, and Subtotal,other investments 2,529,389 1,488,621 1,040,768 $350m of strategic investments in businesses, partially offset by unrealized losses. Total investments $ 11,242,061 $ 8,755,130 $ 2,486, 931 *Fixed income investments include Short-term, Trading, Available-for-Sale and Managed Funds held. |enstargroup.com 26

Investments March 31, 2019 (at Fair Value) $11.8bn 4.93yrs A+ 2.9% Total Investments Average Duration Average Investment Book Yield Portfolio Credit Rating Equities and other Investment Portfolio Composition by Asset Class: 74% 20% 6% Fixed Income, Trading and AFS Alternatives U.S. Government & Agency 3.5% Equity Funds 3.2% U.K. Government 2.4% Private Equity funds 2.0% Other Government 6.5% Fixed Income Funds 5.0% Corporate 43.4% Hedge Funds 8.3% Municipal 1.4% CLO Equities 0.4% Residential Mortgage-backed 3.6% CLO Equity Fund 0.3% Commercial Mortgage-backed 7.5% Private Debt 0.5% Asset-backed 5.9% Other 0.1% Total 74.2% Total 19.8% |enstargroup.com 27

Investments Strategic Investments Enhanzed Re Joint venture between Enstar, Allianz SE and Hillhouse Capital Management, Ltd. Enhanzed Re will reinsure life, Enhanzed Re $92m non-life run-off, and P&C insurance business. Enhanzed Re intends to write business sourced from Allianz SE and Enstar by maximizing diversification by risk and geography. AmTrust $200m AmTrust Investment Citco $51m Invested $200 million in a 7.5% interest in a privatized AmTrust, alongside our long-time partner Stone Point Capital, whose funds own 21%. Monument Re $48m Sale of Life & Annuities We entered into an agreement to transfer our remaining Mitchell $25m life assurance policies in Alpha Insurance (Belgium) to Monument Insurance Group Limited, via a portfolio transfer. We have an equity method investment in We have selectively invested our capital in these Monument Re, a company providing capital and risk businesses for longer-term returns or capabilities solutions to European Life Insurers. that may be complementary to our business. |enstargroup.com 28

Investments Enhanzed Re Equity Ownership Allianz SE Enstar Hillhouse Investments as of (24.9%) (47.4%) (27.7%) Loss and Loss Adjustments Expenses December 31, 2018 ($97m) as of December 31, 2018 ($850m) (excluding funds withheld) Fixed Income • One P&C Loss Portfolio $22m Transfer completed Enhanzed Re • Targeting Life and Non-Life Run-off opportunities from $97m Enstar and Allianz • Funds withheld basis Hillhouse Total Committed Capital ($550m) Capital Management $75m Allianz SE $117m At December 31, 2018, $75m of assets were allocated to Enstar Group Hillhouse. Only $32m had been Limited $223m deployed. A further $125m $550m Allianz was allocated in January 2019 Subordinated Notes $80m and the investment strategy is expected to be fully executed by end of Q2 2019. Hillhouse Capital Management $130m |enstargroup.com 29

Capital Management Capital, Liquidity & Leverage We invest funds from self-generated capital and borrowed financing to pursue strategic growth opportunities • Total capital attributable to Enstar of $5.4 billion as of March 31, 20191 • Strong Capital Base Group holds capital for regulated insurers based at or in excess of the local regulatory requirement • Excess capital in our subsidiaries is available to be distributed to Enstar Group Limited through dividends; strong track record of achieving dividends for funds in excess of required capital levels Commitment to • “BBB” (stable outlook) S&P Issuer Credit Rating for Enstar Group Limited Investment Grade • “BBB-” (positive outlook) Fitch Issuer Credit Rating for Enstar Group Limited Ratings • Improvement in Issuer Credit Rating in 2018 • Debt to total capital ratio of 20.5% as of March 31, 20191 (target range of 20 – 30%) Manageable Maturity • Revolving credit facility of $600 million (with $257 million drawn as of March 31, 2019), maturity 2023 Profile and Strong • $350 million Senior Notes due 2022 Liquidity Position • Two series of preference shares totalling $510 million • Over $1 billion of cash and cash equivalents (some restricted for policyholder obligations) as of March 31, 2019 • Profitable track record of reserve releases since inception Solid Reserve Position • Diversified loss reserves • Paying > $750 million of non-life run-off claims per annum High-Quality, Highly • Total investments of $11.8 billion as of March 31, 2019 Liquid Investment • Average Investment Portfolio Credit Rating of “A+” Portfolio |enstargroup.com 1Total capital attributable to Enstar includes shareholders’ equity and debt obligations and excludes noncontrolling interest and redeemable noncontrolling 30 interest

Capital Management Enstar’s Model: Releasing and Recycling Capital Enstar recycles capital through our business operating cycle Enstar acquires insurance liabilities Enstar generates profits from run- off entities through loss reserve savings, operational efficiencies, and investment income Redeploy Capital Profits released from the underlying regulated entities can be redeployed into the business and used to repay financing and/or fund future acquisitions |enstargroup.com 31

Capital Management Progression of Group Capital Amounts in millions Chart Title~$1.5bn Q1 2019 3,758 510 468 348 756 $5,840 Q4 2018 3,392 510 471 348 513 $5,234 Q4 2017 3,137 489 348 299 $4,273 Q4 2016 2,802 463 674 $3,939 Common Shares Preferred Shares RNCI+NCI Public Debt Bank Debt As our group has grown, we have diversified our sources of capital |enstargroup.com 32

Management, Governance and Operations

Our Executive Management Team

ENSTAR



Dominic Silvester
Chief Executive Officer & Co-founder

Years at Enstar: 23
Industry Experience: 25+ years

Age: 58



Paul O'Shea
President, Co-founder

Years at Enstar: 23
Industry Experience: 25+ years

Age: 61



Orla Gregory
Chief Operating Officer

Years at Enstar: 15
Industry Experience: 20+ years

Age: 45



Guy Bowker
Chief Financial Officer

Years at Enstar: 3
Industry Experience: 20+ years

Age: 41



Paul Brockman
President & CEO, Enstar US

Years at Enstar: 6
Industry Experience: 25+ years

Age: 46



David Atkins
CEO, Enstar Europe

Years at Enstar: 15
Industry Experience: 20+ years

Age: 44



Nazar Alobaidat
Chief Investment Officer

Years at Enstar: 2
Industry Experience: 17+ years

Age: 41



David Foley
Chief Actuary

Years at Enstar: 2
Industry Experience: 25+ years

Age: 61



John Hendrickson
Director of Strategy & StarStone CEO

Years at Enstar: less than 1 year
Industry Experience: 35+ years

Age: 58

Average Industry Experience: 23+ years

Collective Industry Experience: 212+ years

Average Years at Enstar: 10+ years

|enstargroup.com

33

Management, Governance and Operations Core Competencies Core Competencies Business Strategy Continue to leverage experience and industry Sourcing Transactions relationships to identify growth opportunities Engage in highly-disciplined acquisition, management and reinsurance practices Manage claims professionally, expeditiously and cost Pricing Discipline effectively Prudently manage investments and capital Leading Claims Profitably commute assumed liabilities and ceded reinsurance assets Management Practices |enstargroup.com 34

Management, Governance and Operations M&A Expertise and Due Diligence Appetite for Growth – Our objective is to continue to grow our run-off business in order to provide an opportunity for future earnings and replenish our reserves Price and as they successfully run off Return Strategic Fit – We determine whether the transaction in Operational Risk line with, or complementary to, our capabilities, or requirements (uncertainty & whether it provides other long-term competitive & synergies volatility) advantages Grow shareholder Due Diligence – We conduct significant due diligence to value assess quality of the reserves, investment potential, and to identify risks and other potential value-detractors Regulatory & Reserves Capital (type, implications sufficiency, Pricing – We determine our pricing through our payout) proprietary modelling process and enter into negotiations with the seller Asset and Investment potential Patience & Discipline – We remain disciplined with a long- term view. We are not driven to price based on more aggressive positions taken by competitors |enstargroup.com 35

Management, Governance and Operations Disciplined Claims Management Utilize effective claims management & commutation capabilities and strategies to settle liabilities Capabilities • Large team of dedicated professionals • Specialized by major claims type: workers compensation, asbestos, engineering, etc. • Wholly-owned subsidiaries specializing in claims Acquires P&C companies or management portfolios in run-off and manages the acquired businesses, generating profits Primary • Settling litigation (where appropriate) through loss reserve savings, Aims • Disciplined claims management handling operational efficiencies, and procedures investment income • Commuting policies with individual policyholders • Effective recovery of reinsurance assets Disciplined • Analyzes the acquired exposures and reinsurance Highly selective Claims receivables on a policy-by-policy basis underwriting process for Management • Claims handling guidelines along with claims Also manages third-party potential acquisition reporting and control procedures in all claims run-off portfolios through targets, focusing on service companies for units investigating risk fixed or incentive-based exposures, claims fees practices, reserve Commuting • Commutation refers to the one-time settlement requirements and Policies of all liabilities under the policies written by the outstanding claims acquired company • Primarily relates to reinsurance contracts or policy buy-backs from direct insureds |enstargroup.com 36

Appendix |enstargroup.com 37

Financial Historical Data Summary Income Statement 12 Months Ended 3 Months Ended December 31, December 31, December 31, December 31, December 31, March 31, 2019 $ millions 2014 2015 2016 2017 2018 Net premiums earned $ 543.0 $ 753.7 $ 823.5 $ 613.1 $ 895.6 $ 335.3 Fees & commission income 34.9 39.3 39.4 66.1 35.1 6.7 Net investment income 66.0 122.6 185.5 208.8 270.7 78.7 Net realized and unrealized gains (losses) 52.0 (41.5) 77.8 190.3 (412.9) 460.8 Net incurred losses and LAE liabilities (9.1) (104.3) (174.1) (193.6) (454.0) (312.4) Acquisition costs (117.5) (163.7) (186.6) (96.9) (192.8) (93.8) Interest expense (12.9) (19.4) (20.6) (28.1) (26.2) (11.0) General and administrative and other total expenses (334.7) (374.3) (452.4) (438.9) (327.7) (98.5) (net) Net earnings from continuing operations 221.7 212.4 292.5 320.8 (212.3) 365.7 Net earnings (loss) from discontinuing operations, 5.5 (2.1) 11.9 11.0 — — net of income tax expense Net earnings 227.2 210.3 304.4 331.8 (212.3) 365.7 Net earnings attributable to noncontrolling interest (13.5) 10.0 (39.6) (20.3) 62.1 2.1 Dividends on preferred shares — — — — 12.1 (9.1) Net earnings attributable to Enstar Group Limited $ 213.7 $ 220.3 $ 264.8 $ 311.5 $ (162.4) $ 358.8 |enstargroup.com 38

Financial Historical Data Summary Balance Sheet $ millions December 31, 2014 December 31, 2015 December 31, 2016 December 31, 2017 December 31, 2018 March 31, 2019 Assets Investable assets $ 6,392.4 $ 7,728.7 $ 8,733.1 $ 10,143.3 $ 12,545.9 $ 13,839.1 Reinsurance balances recoverable 1,305.5 1,451.9 1,460.7 2,021.0 2,029.7 2,286.4 Other 2,239.0 2,591.9 2,671.9 1,442.1 1,980.7 1,932.8 Total Assets $ 9,936.9 $ 11,772.5 $ 12,865.7 $ 13,606.4 $ 16,556.3 $ 18,058.3 Liabilities Loss and reserves (P&C and Life & Annuities) $ 4,518.4 $ 5,846.5 $ 6,100.0 $ 7,515.3 $ 9,514.6 $ 10,196.7 Debt obligations 320.0 599.8 673.6 646.7 861.5 1,103.8 Other 2,201.0 2,387.9 2,826.8 1,818.9 1,807.6 2,021.2 Total Liabilities 7,039.4 8,834.1 9,600.4 9,980.9 12,183.7 13,321.7 Redeemable noncontrolling interest (“RNCI”) 374.6 417.7 454.5 479.6 458.5 456.3 Equity Shareholders’ Equity 2,304.9 2,516.9 2,802.3 3,136.7 3,901.9 4,267.7 Noncontrolling Interest 218.0 3.9 8.5 9.3 12.1 12.5 Total Equity 2,522.8 2,520.8 2,810.8 3,145.9 3,914.0 4,280.2 Total Liabilities, RNCI & Shareholders’ Equity $ 9,936.9 $ 11,772.5 $ 12,865.7 $ 13,606.4 $ 16,556.3 $ 18,058.3 |enstargroup.com 39

Financial Historical Data Reconciliation of Non-GAAP Financial Measures Non-GAAP operating income (loss) attributable to Enstar Group Limited ordinary shareholders is calculated by the addition or subtraction of certain items from within our consolidated statements of earnings to or from net earnings (loss) attributable to Enstar Group Limited ordinary shareholders, the most directly comparable GAAP financial measure, as illustrated in the table below: Three Months Ended March 31, 2019 Year Ended December 31, 2018 (expressed in thousands of U.S. dollars, except share and per share data) Net earnings (loss) attributable to Enstar Group Limited ordinary shareholders $ 358,751 $ (162,354) Adjustments: Net realized and unrealized (gains) losses on fixed maturity investments and funds held - (246,151) 243,093 directly managed (1) Change in fair value of insurance contracts for which we have elected the fair value option 56,041 6,664 Tax effects of adjustments (2) 21,849 (16,588) Adjustments attributable to noncontrolling interest (3) 9,170 (9,166) Non-GAAP operating income (loss) attributable to Enstar Group Limited ordinary shareholders (4) $ 199,660 $ 61,649 Diluted net earnings (loss) per ordinary share $ 16.57 $ (7.84) Adjustments: Net realized and unrealized (gains) losses on fixed maturity investments and funds held - (11.37) 11.70 directly managed (1) Change in fair value of insurance contracts for which we have elected the fair value option 2.59 0.32 Tax effects of adjustments (2) 1.01 (0.79) Adjustments attributable to noncontrolling interest (3) 0.42 (0.44) Diluted non-GAAP operating income (loss) per ordinary share (4) $ 9.22 $ 2.95 Weighted average ordinary shares outstanding - diluted 21,645,862 20,904,176 (1) Represents the net realized and unrealized gains and losses related to fixed maturity securities. Our fixed maturity securities are held directly on our balance sheet and also within the "Funds held - directly managed“ balance. The changes in the value of these managed funds held balances are described in our financial statement notes as: (i) funds held - directly managed, (ii) embedded derivative on funds held - directly managed, and (iii) the fair value option on funds held - directly managed. Refer to (i) Note 3 - "Investments" in the notes to our consolidated financial statements included within Item 1 of our Quarterly Report on Form 10-Q or (ii) Note 6 - "Investments" in the notes to our consolidated financial statements included within Item 8 of our Annual Report on Form 10-K for further details on our net realized and unrealized gains and losses. (2) Represents an aggregation of the tax expense or benefit associated with the specific country to which the pre-tax adjustment relates, calculated at the applicable jurisdictional tax rate. (3) Represents the impact of the adjustments on the net earnings (loss) attributable to noncontrolling interest associated with the specific subsidiaries to which the adjustments relate. (4) Non-GAAP financial measure. |enstargroup.com 40

Thank you Please send any enquiries to communications@enstargroup.com 41 |enstargroup.com Property of Enstar Group Limited –Not for Distribution